EX-10.18


          AMENDMENT NUMBER TWO, dated as of December 31, 1993 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of January 28, 1993, as amended and restated as of July 20, 1993, as amended by Amendment Number One, dated as of October 26, 1993 and as amended hereby (the "Credit Agreement"), among CINCINNATI MILACRON INC., a Delaware corpo-ration (the "Borrower"), the lenders listed on Schedule 2.1 thereto (each a "Lender" and collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender and as agent and collateral agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not other-wise defined herein shall have the meanings assigned to them in the Credit Agreement.

          WHEREAS, the Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit
Agreement;

          WHEREAS, the Agent and the Lenders have considered and agreed to the Borrower's requests, upon the terms and con-ditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                   SECTION ONE - AMENDMENTS.

          The Credit Agreement is amended as hereinafter pro-vided in this Section ONE, effective as of December 31, 1993
(the "Amendment Effective Date").

          1.1  Amendment to Section 1 of the Credit Agreement

          Section 1.1 shall be amended by inserting at the end of the definition of EBIT, before the period, the following:
"; and provided, further, that for purposes of calculating EBIT of the Borrower for any rolling four quarter period that includes the fourth fiscal quarter of 1993, the non-recurring restructuring charge taken in the fourth fiscal quarter of 1993 relating to the Borrower's machine tool business and disposal of the blown film systems business shall be excluded from the determination of Consolidated Net Income for the relevant period, but only to the extent that such non-recurring charge does not exceed $51,800,000."

          1.2  Amendments to Section 5 of the Credit Agreement

          Section 5.6 shall be amended to read as follows: "The Borrower shall maintain, at all times, Consolidated Tangible Net Worth of at least $105,000,000 plus an amount equal to 50% of Consolidated Net Income earned by the Borrower and its Sub-sidiaries from and after December 31, 1993 through the date of the most recent consolidated balance sheet furnished by the Borrower pursuant to Section 5.1(a) or 5.1(b)."

          Section 5.11 shall be amended to read as follows:
"The Borrower shall maintain, at all times, a ratio of Consoli-dated Total Indebtedness to the sum of (i) Consolidated Total Indebtedness plus (ii) Consolidated Tangible Net Worth not to exceed (x) 65% during the period ending October 7, 1994,
(y) 63.5% during the period commencing on October 8, 1994 and ending on December 30, 1994 and (z) 60% thereafter."

          1.3  Amendment to Section 6 of the Credit Agreement

          A new Section 6.13 shall be added as follows:

          "6.13 Acquisitions. Neither the Borrower nor any of its Subsidiaries shall acquire from any Person or group of related Persons in a single transaction or a series of related transactions for a consideration (whether cash, securities, property, evidence of indebtedness or otherwise) having a fair market value individually or in the aggregate of $15,000,000 or more any asset or assets, real or personal, tangible or intan-gible (other than inventory or accounts receivable acquired in the ordinary course of business, Cash, Cash Equivalents, or any assets the consideration for which constitutes a Consolidated Capital Expenditure); provided, however, that the acquisition of any business or line of business or all or substantially all of the assets of any Person shall not be treated as a Consoli-dated Capital Expenditure for purposes of this Section 6.13."

          1.4  Amendment to Section 8 of the Credit Agreement

          Section 8.2 shall be amended by replacing the "pro-vided, however" clause of Section 8.2 with the following:
"; provided, however, that neither the non-recurring charge nor the non-recurring restructuring charge referred to in the defi-nition of "EBIT" herein, provided such charges do not exceed

$18,000,000 and $51,800,000, respectively, shall individually, or when aggregated with other changes in circumstances, consti-tute a Material Adverse Effect."


         SECTION TWO - REPRESENTATIONS AND WARRANTIES.

          The Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such represen-tations and warranties are true and correct in all material respects as of the date hereof. The Borrower further repre-sents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

          (a) The Borrower has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment;

          (b) No consent of any person other than the Requi-site Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

          (c) This Amendment has been duly executed and deliv-ered on behalf of the Borrower by a duly authorized officer of the Borrower and constitutes a legal, valid and binding obliga-tion of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by appli-cable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditor's rights generally; and

          (d) The execution, delivery and performance of this Amendment will not violate any requirement of law or contrac-tual obligation of the Borrower.


                SECTION THREE - MISCELLANEOUS.

          (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as other-wise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accor-dance with their respective terms.

          (b) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment Effec-tive Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

          (c) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          (d)  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

          (e) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or con-dition of the Credit Agreement. All terms, provisions, cove-nants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              CINCINNATI MILACRON INC.


                              By:  _________________________
                                   Name:
                                   Title:


                              BANKERS TRUST COMPANY, as a
                                Lender and as Agent


                              By:  _________________________
                                   Name:
                                   Title:


                              CREDIT LYONNAIS CHICAGO
                               BRANCH, as a Lender


                              By:  _______________________
                                   Name:
                                   Title:


                              MIDLAND BANK plc, NEW YORK
                               BRANCH, as a Lender


                              By:  _______________________
                                   Name:
                                   Title:


                              MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK, as a Lender


                              By:  _______________________
                                   Name:
                                   Title:

                              NATIONSBANK OF NORTH CAROLINA,
                                N.A., as a Lender


                              By:  _______________________
                                   Name:
                                   Title:


                              NBD BANK, N.A., as a Lender


                              By:  _______________________
                                   Name:
                                   Title:


                              PNC BANK, OHIO, N.A., as a Lender


                              By:  _______________________
                                   Name:
                                   Title:


                              SOCIETY NATIONAL BANK, as a
                                Lender


                              By:  _______________________
                                   Name:
                                   Title:


                              STAR BANK, N.A., as a Lender


                              By:  _______________________
                                   Name:
                                   Title: